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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                 August 14, 2002
                        (Date of earliest event reported)


                            CALLON PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)


         DELAWARE                             001-14039                       64-0844345
(State or other jurisdiction of        (Commission File Number)            (I.R.S. Employer
incorporation or organization)                                           Identification Number)

                               200 NORTH CANAL ST.
                           NATCHEZ, MISSISSIPPI 39120
          (Address of principal executive offices, including zip code)


                                 (601) 442-1601
              (Registrant's telephone number, including area code)


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         Not applicable

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Not applicable

ITEM 5. OTHER EVENTS

         Not applicable

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

     EXHIBIT NUMBER                      TITLE OF DOCUMENT
     --------------                      -----------------
        99.1               Certification of Chief Executive Officer pursuant to
                           18 U.S.C. Section 1350, as adopted pursuant to
                           Section 906 of the Sarbanes-Oxley Act of 2002

        99.2               Certification of Chief Financial Officer pursuant to
                           18 U.S.C. Section 1350, as adopted pursuant to
                           Section 906 of the Sarbanes-Oxley Act of 2002

ITEM 8. CHANGE IN FISCAL YEAR

         Not applicable

ITEM 9. REGULATION FD DISCLOSURE

         Attached as Exhibit 99.1 is the certification of Fred L. Callon, our Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and attached as Exhibit 99.2 is the certification of John S. Weatherly, our Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "CERTIFICATIONS"). The Certifications accompanied as correspondence to the Securities and Exchange Commission our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 filed on August 14, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CALLON PETROLEUM COMPANY


August 14, 2002                           /s/ James O. Bassi
                                          -------------------------------------
                                          James O. Bassi
                                          Vice President and Controller


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                                  EXHIBIT INDEX

     EXHIBIT NUMBER                         TITLE OF DOCUMENT
     --------------                         -----------------
         99.1              Certification of Chief Executive Officer pursuant to
                           18 U.S.C. Section 1350, as adopted pursuant to
                           Section 906 of the Sarbanes-Oxley Act of 2002

         99.2              Certification of Chief Financial Officer pursuant to
                           18 U.S.C. Section 1350, as adopted pursuant to
                           Section 906 of the Sarbanes-Oxley Act of 2002